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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): November 14, 1996


                            ARBOR HEALTH CARE COMPANY
             (Exact name of registrant as specified in its charter)


          DELAWARE                      0-22178                  34-1469604
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


1100 SHAWNEE ROAD, P. O. BOX 840, LIMA, OHIO                          45802-0840
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:                 419-227-3000


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ITEM 5. OTHER EVENTS

     On November 15, 1996, the Registrant announced the appointment of Carl R. Adkins, M.D. as a director of the Company. Dr. Adkins is Chairman, President and Chief Executive Officer of UtiliMED, Inc., a specialty HMO radiology company, in Chicago, Illinois.

     On November 18, 1996, the Registrant announced the adoption of a Stockholder Rights Agreement which entitles shareholders to receive one right for each outstanding share of Arbor common stock. The rights will attach on November 21, 1996 to stockholders of record on November 14, 1996 and will expire on November 14, 2006.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

            None required.

        (b) PRO FORMA FINANCIAL INFORMATION.

            None required.

        (c) EXHIBITS.

            1. Press Release, dated November 15, 1996, of Arbor Health Care
               Company.

            2. Press Release, dated November 18, 1996, of Arbor Health Care
               Company.


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                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ARBOR HEALTH CARE COMPANY

                                  By: /s/ DENNIS R. SMITH
                                  ----------------------------------------------
                                  Dennis R. Smith, Senior Vice President-Finance and Chief Financial Officer


Dated: November 25, 1996


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                                  EXHIBIT INDEX
                                  -------------

EXHIBIT NO.                 DESCRIPTION

    1             Press Release, dated November 15, 1996, of
                       Arbor Health Care Company.


    2             Press Release, dated November 18, 1996, of
                       Arbor Health Care Company.


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